SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a 12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0 11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RAYLIANT QUANTAMENTAL CHINA EQUITY ETF

RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF

RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of the Rayliant Quantamental China Equity ETF, the Rayliant Quantitative Developed Market Equity ETF and the Rayliant Quantamental Emerging Market Equity ETF (each a “Fund and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled for 11:00 a.m., Eastern Time, on July 14, 2023. If you are a shareholder of record of the Fund as of the close of business on May 24, 2023, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Rayliant Investment Research, doing business as “Rayliant Asset Management” (“Rayliant”) currently serves as investment adviser to each Fund. At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and Rayliant (the “Proposal”). Shareholders of each Fund will vote separately on the Proposal. The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the prior investment advisory agreement (the “Prior Agreement”) between the Trust, on behalf of the Funds, and Rayliant. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreement may be deemed to have terminated as a result of a transaction involving a change in the ownership of Rayliant Global Advisors Limited, Rayliant’s parent company.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the enclosed proxy statement.

Your vote is important to us. Please take a few minutes to review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of your Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in your Fund. If you need additional information, please call shareholder services at 1-866-898-1688.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

RAYLIANT QUANTAMENTAL CHINA EQUITY ETF

RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF

RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 14, 2023

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Rayliant Quantamental China Equity ETF, the Rayliant Quantitative Developed Market Equity ETF and the Rayliant Quantamental Emerging Market Equity ETF (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on July 14, 2023, at 11:00 a.m., Eastern time.

At the Meeting, shareholders of record of each Fund as of the close of business on May 24, 2023 (the “Record Date”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and Rayliant Investment Research (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Shareholders of each Fund will vote separately on the Proposal.

You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint

Special Meeting of Shareholders To Be Held on July 14, 2023.

The proxy statement is available at https://vote.proxyonline.com/aic/docs/rayliant.pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie
President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Rayliant Quantamental China Equity ETF, the Rayliant Quantitative Developed Market Equity ETF and/or the Rayliant Quantamental Emerging Market Equity ETF (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q.       Why am I being asked to vote on a new advisory agreement for the Fund?

A.

Rayliant Investment Research, doing business as “Rayliant Asset Management” (“Rayliant”) serves as investment adviser to the Funds. Rayliant Global Advisors Limited (“RGA”), Rayliant’s parent company, and East West Bancorp, Inc. (“East West”) have entered into an agreement, pursuant to which East West will purchase a 49.99% ownership interest in RGA (the “Transaction”). If all required regulatory approvals are received, the Transaction is expected to occur on or about June 16, 2023 (the “Closing Date”). You are being asked to approve a new investment advisory agreement for your Fund (the “New Agreement”) because the Transaction may be considered to result in a change of control of Rayliant under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment advisory agreement pursuant to which Rayliant provides investment advisory services to each Fund (the “Prior Agreement”). An interim advisory agreement between the Trust, on behalf of each Fund, and Rayliant (the “Interim Agreement”) will become effective at the time of the Transaction to allow Rayliant to continue managing the Funds for a period of 150 days or until shareholders approve the New Agreement, whichever is shorter. The Interim Agreement is discussed in greater detail below.

Q.        How is the Transaction expected to affect me as a shareholder?

A.	The Transaction will not result in any changes to the organization or structure of your Fund. You will still own the same shares in the same Fund. If the New Agreement is approved, Rayliant will continue to provide advisory services to your Fund on the same terms, and at the same advisory fee rate, as Rayliant provides such services under the Prior Agreement, and the portfolio managers of your Fund will not change.

Q.        How does the New Agreement differ from the Prior Agreement?

A.	The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date.

Q.       How do the Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement at a meeting held on March 16, 2023 (the “Board Meeting”), and recommend that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.        What happens if the New Agreement is not approved?

A.	At the Board Meeting, the Board also approved the Interim Agreement, which will become effective for each Fund on the Closing Date, allowing Rayliant to provide investment advisory services for each Fund for up to 150 days between termination of the Prior Agreement on the Closing Date and shareholder approval of the New Agreement. If the New Agreement is not approved by shareholders, Rayliant will continue to provide services to the Funds under the Interim Agreement until shareholders approve the New Agreement, or the Interim Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.        What happens if the Transaction is not consummated?

A.	If the Transaction is not consummated, the Proposal will not be implemented. Accordingly, the New Agreement would not take effect for any Fund.

Q.       Will my vote make a difference?

A.	Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Funds have retained the proxy communications and solicitation advisory firm AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by AST and related costs is approximately $38,790, which will be borne by Rayliant. Representatives of Rayliant may also solicit proxies.

Q.       How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.       Whom do I call if I have questions?

A.	If you need additional voting information, please call 1-866-898-1688 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

RAYLIANT QUANTAMENTAL CHINA EQUITY ETF

RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF

RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 14, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Joint Special Meeting of Shareholders of the Rayliant Quantamental China Equity ETF, the Rayliant Quantitative Developed Market Equity ETF and the Rayliant Emerging Market Equity ETF (each, a “Fund”, together the “Funds”) to be held on July 14, 2023 at 11:00 a.m., Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special joint meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on May 24, 2023 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about June 16, 2023.

The Trust currently offers one class of shares of beneficial interest of each of the Funds (“Shares”). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

Fund	Shares Issued and Outstanding
Rayliant Quantamental China Equity ETF	5,700,000
Rayliant Quantitative Developed Market Equity ETF	2,475,000
Rayliant Emerging Market Equity ETF	1,050,000

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of Rayliant Investment Research

Rayliant Investment Research, doing business as “Rayliant Asset Management” (“Rayliant”) serves as investment adviser to the Funds. Rayliant Global Advisors Limited (“RGA”), Rayliant’s parent company, and East West Bancorp, Inc. (“East West”) have entered into an agreement, pursuant to which East West will purchase a 49.99% ownership interest in RGA (the “Transaction”). If all required regulatory approvals are received, the Transaction is expected to close on or about June 16, 2023 (the “Closing Date”). If the Transaction is consummated, the remainder of the interests in RGA will continue to be held by individuals who are, or have been in the past, associated with Rayliant, primary as employees of Rayliant. East West, which is the holding company of East West Bank, is headquartered in Pasadena, California, and is a publicly-traded company with depositary assets totaling over $60 billion. East West Bank is also headquartered in Pasadena, California, and has over 120 locations in the United States and China.

Rayliant believes the Transaction will benefit shareholders of the Funds (“Shareholders”) in the following respects, among others:

•	East West Bank’s established reputation, expertise and standing will offer the potential to, among other things, increase Fund assets and achieve economies of scale.
•	Rayliant is of the view that East West Bank will support the autonomy offered to Rayliant’s investment personnel, which has the potential to lead to better outcomes for Rayliant clients, including the Funds.
•	Each Fund’s portfolio managers will continue to manage the Fund after the Transaction has closed, which will allow Shareholders to experience continuity of management of the Fund.
•	East West Bank’s long term capital base in the form of customer deposits and support for Rayliant’s approach and structure will provide the opportunity to enhance long-term stability for Rayliant’s business, which, in turn, has the potential to enhance Rayliant’s ability to consistently and effectively service the Funds.

The Transaction may be deemed to result in a change of control of Rayliant under the 1940 Act, resulting in the assignment, and automatic termination, of the advisory agreement between the Trust, on behalf of the Funds, and Rayliant (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of the Funds are being asked to approve a new advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and Rayliant (the “Proposal”) so that Rayliant’s management of the Funds may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on March 15-16, 2023 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon the later of Shareholder approval of the New Agreement or the Closing Date. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Funds’ Shareholders. At the Board Meeting, the Board also approved an interim advisory agreement (the “Interim Agreement”) between the Trust and Rayliant, which will become effective for the Funds as of the Closing Date, under which Rayliant may provide investment advisory services for the Funds for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement.

The Transaction will not result in any changes to the organization or structure of the Funds. You will still own the same shares in the same Fund(s). If the New Agreement is approved, Rayliant will continue to serve as the Funds’ investment adviser, and none of the Funds’ other service providers will change in connection with the Transaction. Under the New Agreement, Rayliant will provide the same advisory services to the Funds on the same terms as Rayliant provides such services under the Prior Agreement. The advisory fee rate paid by the Funds to Rayliant under the Prior Agreement will remain unchanged under the New Agreement.

If the New Agreement is not approved by Shareholders, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders for approval. If the Transaction is not consummated, the New Agreement will not take effect, and the Funds will continue to be managed under the Prior Agreement.

Required Vote

The purpose of this Proxy Statement is to submit the Proposal to a vote of the Funds’ Shareholders pursuant to the requirements of the 1940 Act described below. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Funds means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”).

Approval of the Proposal with respect to a Fund requires the affirmative vote of a 1940 Act Majority of that Fund’s shares. Shareholders of each Fund will vote separately on the Proposal. The approval of the Proposal with respect to any one Fund is not contingent upon the approval by any other Fund. If the Proposal is approved by Shareholders of one or more Funds, it will be implemented by each such Fund. If Shareholders of a Fund do not approve the Proposal for that Fund, the Board will consider such further action as it deems in the best interests of Shareholders of that Fund, which may include resubmitting the Proposal to Shareholders of that Fund for approval.

Description of the Material Terms of the Prior Agreement, the New Agreement, and the Interim Agreement

•	Material Terms of the Prior Agreement and the New Agreement

The Prior Agreement, dated December 10, 2020 was most recently renewed by the Board for a term of one year on June 23, 2022. The Prior Agreement was approved by each Fund’s initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon approval by the Funds’ Shareholders. The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, Shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Rayliant by the Trust will remain at 0.60% of the Rayliant Quantamental China Equity ETF’s average daily net assets, 0.65% of the Rayliant Quantitative Developed Market Equity ETF and 0.65% of the Rayliant Quantamental Emerging Market Equity ETF. In addition, the Funds’ operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Rayliant to provide the same services as Rayliant provided under the Prior Agreement. Rayliant shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Funds. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Funds, upon the affirmative vote of a majority of the outstanding voting securities of the Funds. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by Rayliant, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects Rayliant to the same standard of care and liability to which it was subject under the Prior Agreement.

•	Information on Investment Advisory Fees Paid

The following table shows: (i) the dollar amount of fees payable to Rayliant by the Funds pursuant to the Prior Agreement; (ii) the dollar amount waived by Rayliant pursuant to a contractual fee waiver agreement in place for the Funds (the “Prior Fee Waiver Agreement”); and (iii) the dollar amount of net advisory fees paid to Rayliant by the Funds, each for the most recent fiscal year ended September 30, 2022:

Fund Name	Contractual Advisory Fees	Advisory Fees Waived	Net Advisory Fees Paid
Rayliant Quantamental China Equity ETF	$418,276	$228,587	$189,689
Rayliant Quantitative Developed Market Equity ETF	$411,711	$158,971	$252,740
Rayliant Quantamental Emerging Market Equity ETF	$120,341	$120,341	$0

Rayliant has entered into a new Fee Waiver Agreement (the “New Fee Waiver Agreement”) effective upon the Closing that has substantially identical terms as the Prior Fee Waiver Agreement. The New Fee Waiver agreement will continue in effect until January 31, 2024, at which point the New Fee Waiver Agreement will renew automatically unless terminated in accordance with its terms.

•	The Interim Agreement

At the Board Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the Trust, on behalf of the Funds, and Rayliant (the “Interim Agreement”). If the New Agreement is not approved at the Meeting and the Transaction is consummated, the Interim Agreement will take effect upon the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when Shareholders of the Funds approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for the date and certain provisions that are required by law. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Funds’ shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Funds under the Interim Agreement will be paid to Rayliant, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Rayliant.

Information about Rayliant

Rayliant, a Delaware limited liability company with its principal place of business at 135 N. Los Robles Avenue, Suite 110, Pasadena, California 91101, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Rayliant is wholly owned by RGA. RGA is owned by Jason Hsu, PhD through certain controlled entities and other Rayliant employees. As of December 31, 2022, Rayliant had approximately $169.3 million in assets under management.

Listed below are the names and titles of each principal executive officer and director of Rayliant. The address of each such individual is 135 N. Los Robles Avenue, Suite 110, Pasadena, California 91101.

Name	Position Held With Rayliant
Matthew Bowers	Chief Financial Officer/Director
Michael Bowers	Director

No officers or directors of the Trust hold positions with Rayliant.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of Rayliant under the 1940 Act resulting in the assignment of the Prior Agreement, Rayliant intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Rayliant has confirmed that the Transaction will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. Rayliant anticipates that for a period of three years following the Closing Date, at least 75% of the members of the Board will not be interested persons of Rayliant.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that Rayliant furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Funds submitted to the Board in connection with the Board Meeting and other meetings held since the most recent renewal of the Prior Agreement, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the Board Meeting and that the Board was being asked to approve Rayliant as it was expected to exist after the consummation of the Transaction, the materials provided by Rayliant addressed both Rayliant as it existed at the time of the Board Meeting and Rayliant as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from Rayliant regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Rayliant was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Rayliant under the New Agreement; (iii) Rayliant’s operations and financial condition; (iv) the proposed advisory fees to be paid to Rayliant under the New Agreement; (v) Rayliant’s compliance program; and (vi) Rayliant’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Rayliant and other service providers of the Funds, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of the Funds’ officers and management and Rayliant. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Rayliant; (ii) the investment performance of the Funds and Rayliant; and (iii) the fees to be paid to Rayliant under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Rayliant that: (a) the Transaction was not expected to effect the nature, quality and extent of services provided to the Funds by Rayliant that are discussed below; (b) Rayliant did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (c) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by Rayliant

In considering the nature, extent and quality of the services to be provided by Rayliant, the Board reviewed the portfolio management services to be provided by Rayliant to the Funds, including the quality of the continuing portfolio management personnel, the resources available to Rayliant after the consummation of the Transaction and Rayliant’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement and noted that the New Agreement has the same advisory fee as, and does not materially differ from, the Prior Agreement with respect to each Fund. The most recent investment adviser registration form (Form ADV) for Rayliant also was available to the Board. The Trustees also reviewed various corporate financial metrics of Rayliant’s parent company and East West Bank. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by Rayliant under the New Agreement would be satisfactory.

Investment Performance of Rayliant

In assessing Rayliant’s investment performance, the Board considered: Fund performance in connection with, and the related discussions led by representatives of Rayliant during, the meeting of the Board at which the Prior Agreement was most recently approved; and written reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various time periods, which indicated that (i) the Rayliant Quantamental China Equity ETF’s performance trailed the performance of its benchmark during trailing short-term reported periods but outperformed its benchmark during longer-term reported periods, (ii) the Rayliant Quantamental Emerging Market Equity ETF’s performance trailed or was in-line with the performance of its benchmark during all reported periods, and (iii) the Rayliant Quantitative Developed Market Equity ETF’s performance exceeded or was in-line with the performance of its benchmark for all reported periods. The Board also considered written reports provided by Rayliant providing Fund performance over various time periods and outlining current market conditions and explaining Rayliant’s expectations and strategies for the future. Based on this information and Rayliant’s representation that the portfolio managers for the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Rayliant had been able to achieve for the Funds were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to Rayliant under the New Agreement is the same as the investment advisory fee payable to Rayliant under the Prior Agreement. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The reports indicated that the Funds’ net and gross expense ratios and advisory fees were around or below the median of their peer groups. The Board concluded, within the context of its full deliberations, that the advisory fees payable by the Funds under the New Agreement were reasonable in light of the nature and quality of the services expected to be rendered by Rayliant.

With respect to profitability and economies of scale, the Board considered Rayliant’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Prior Agreement, but determined that such profitability and economies may change as a result of the changes to Rayliant’s ownership structure and operations that will occur after the consummation of the Transaction. Accordingly, the Trustees did not make any conclusions regarding Rayliant’s profitability, or the extent to which economies of scale would be realized by Rayliant as the assets of the Funds grow under the New Agreement, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Rayliant to the Funds under the New Agreement and that the appointment of Rayliant as investment adviser under, and the approval of, the New Agreement would be in the best interest of the Funds and their Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Rayliant as investment adviser to the Funds under the New Agreement, and (b) the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

Rayliant or an affiliate will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended September 30, 2022, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any Fund. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of any of the Fund’s outstanding shares.

Rayliant Quantamental China Equity ETF

Name and Address	Number of Shares	Percent
CHARLES SCHWAB & CO, INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	2,206,426	38.71%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	1,872,446	32.85%
BNY MELLON WEALTH MANAGEMENT 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	744,214	13.06%
TD AMERITRADE, INC. 200 S 108TH AVE. OMAHA, NE 68154-2631	490,036	8.60%

Rayliant Quantitative Developed Market Equity ETF

Name and Address	Number of Shares	Percent
BNY MELLON WEALTH MANAGEMENT 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	2,355,635	95.18%

Rayliant Quantamental Emerging Market Equity ETF

Name and Address	Number of Shares	Percent
BNY MELLON WEALTH MANAGEMENT 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	830,462	79.09%
GOLDMAN SACHS & CO LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	91,179	8.68%

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report dated September 30, 2022, which covers the period from October 1, 2021 to September 30, 2022, or semi-annual report dated March 31, 2022, which covers the period from October 1, 2020 to March 31, 2021, Shareholders may call 1-866-898-1688 or write to the Fund at: Rayliant ETFs, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-866-898-1688.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust and representatives of Rayliant, who will not be paid for these services, and representatives of AST Fund Solutions, LLC, who will be paid for these services. The anticipated costs of AST’s services are $38,790. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Rayliant or an affiliate, not the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Funds holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Funds as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Rayliant or an affiliate will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [____] of 2023, by and between The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Rayliant Investment Research, doing business as “Rayliant Asset Management” (the “Adviser”), a C Corporation organized under the laws of the State of California, with the Adviser’s principal place of business at 11 Zephyr, Irvine, California 92602.

W I T N E S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund,” and, collectively, the “Funds”), as said Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform said services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	The Adviser’s Services.

(a)       Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In said capacity, the Adviser, subject to the supervision of the Board, regularly shall provide the Funds with investment research, advice, and supervision, and shall furnish continuously an investment program for each of the Funds, consistent with the investment objectives and policies of the Fund. With respect to each Fund, the Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect.

To carry out these obligations, the Adviser shall exercise full discretion and act for each of the Funds in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments in any way shall limit the right of the Board, in the Board’s sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or otherwise to exercise the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Adviser has the authority to enter into trading agreements on behalf of each of the Funds and to adhere on each Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. In selecting a Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification thereunder as a regulated investment company. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)       Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board initially has determined to delegate the authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise the Adviser’s proxy voting responsibilities. The Adviser shall carry out said responsibilities in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Adviser’s fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Funds’ custodian and/or broker(s) promptly to forward to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolios of the Funds (other than materials relating to legal proceedings against the Funds). The Adviser also may instruct the Funds’ custodian and/or broker(s) to provide reports of holdings in the portfolios of the Funds. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds’ custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders.

(d)       Portfolio Composition File. The Adviser initially shall determine, and shall make any subsequent modifications to, the portfolio composition file (the “PCF”) for each Fund, if and as required. If and as required for a Fund, the PCF shall specify the amount of the cash component, the identity and number of shares of securities to be accepted pursuant to the Fund’s benchmark index in exchange for “Creation Units” for the Fund, and the securities that shall be applicable that day to redemption requests received for the Fund (and may give directions to the Trust’s custodian with respect to said designations).

(e)       Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Trust’s Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Adviser’s responsibilities provided hereunder with respect to the Funds, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon reasonable request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(f)       Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and, on the Adviser’s own initiative, may furnish the Trust and the Trust’s Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser is aware to the Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

(g)       Cooperation With Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Funds as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each entity so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.       Code of Ethics. The Adviser has adopted a written code of ethics that the Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Adviser has provided to the Trust. The Adviser shall ensure that the Adviser’s “Access Persons” (as that term is defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Adviser has adopted procedures reasonably necessary to prevent the Adviser’s Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Trust’s Board concerning the Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser immediately shall notify the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.       Information and Reporting. The Adviser shall provide the Trust and the Trust’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer immediately upon detection of: (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines, or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any said failure promptly and to take any action that the Board reasonably may request in connection with any said breach.

Upon request, the Adviser also shall provide the officers of the Trust with supporting certifications in connection with said certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.

The Adviser shall promptly notify the Trust in the event that: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Board and Filings Information. The Adviser shall provide the Trust with any information reasonably requested regarding the Adviser’s management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Adviser’s investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)       Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or the Trust’s designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust, in the Trust’s sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Trust or the Trust’s designated agent in no way shall relieve the Adviser of the Adviser’s own responsibilities under this Agreement.

4.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of the Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of these brokers or dealers and the placing of these orders, the Adviser is directed at all times to seek for each Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for each Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Adviser in connection with the Adviser’s or the Adviser’s affiliates’ services to other clients.

(c)       Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with the Adviser’s fiduciary obligations to a Fund and to such other clients under the circumstances.

(d)       Affiliated Brokers. The Adviser or any of the Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or the Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.       Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.       Allocation of Charges and Expenses. The Adviser shall bear the Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	Representations, Warranties, and Covenants.

(a)       Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser’s investment management operations.

(b)       ADV Disclosure. The Adviser has provided the Trust with a complete copy of Part I of the Adviser’s Form ADV, as most-recently filed with the Commission, and with a complete copy of Part II of the Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Adviser’s Form ADV with the Commission or updating Part II of the Adviser’s Form ADV, shall furnish a complete copy of said amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Rayliant”. The Adviser has the right to use the name “Rayliant” in connection with the Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Rayliant” in connection with the management and operation of the Funds until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser or the Trust to use the name “Rayliant.”

(e)       Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Adviser’s insurance policies. Furthermore, the Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Adviser represents and warrants that the Adviser has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to the Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Adviser’s fiduciary duties under applicable law.

(h)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.       The Name “Rayliant”. The Adviser grants to the Trust a license to use the name “Rayliant” (the “Name”) as part of the name of each Fund for the duration of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (1) use the Name only in a manner consistent with uses approved by the Adviser; (2) use the Trust’s best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser from time to time reasonably may promulgate. At the request of the Adviser, the Trust: (a) shall submit to Adviser representative samples of any promotional materials using the Name; and (b) shall change the name of a Fund within thirty (30) days of the Trust’s receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and thereafter shall not transact any business using the Name in the name of the Fund.

9.       Adviser’s Compensation. Each of the Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by each Fund.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.       Independent Contractor. In the performance of the Adviser’s duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed to be an agent of the Trust or the Funds. If any occasion should arise in which the Adviser gives any advice to the Adviser’s clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.       Assignment and Amendments. This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.       Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof, and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)	The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)	The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)	This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of a Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, then the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d)	Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of each of the Funds and with respect to any of the Fund’s assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct, and otherwise shall cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.       Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.       Liability of the Adviser.

(a)       The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in each Fund’s Disclosure Documents relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by the Adviser for inclusion therein.

(b)       The Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment made by the Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Trust’s Registration Statement or as approved in writing by the Board from time to time and provided in writing to the Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”), against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein;

(ii)	any Improper Investment;

(iii)	any untrue statement of a material fact by the Adviser contained in any Disclosure Document relating to the Adviser and the Adviser’s affiliates, a Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion therein, or the omission by the Adviser from a Disclosure Document of a material fact regarding the Adviser or the Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or

(iv)	the Adviser’s performance or non-performance of the Adviser’s duties hereunder;

provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15.	Confidentiality.

(a)       From time to time, a party (the “Discloser”) may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to the Discloser’s or the Discloser’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)       Confidential Information shall NOT include: (i) any information that is or becomes generally available to the public through no breach of this Agreement by the recipient of the information (the “Recipient”); (ii) any information that is disclosed to the Recipient on a non-confidential basis by a third party who, to the Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (iii) any information developed by the Recipient independently of, and without reference to, any Confidential Information disclosed by the Discloser to the Recipient.

(c)       The Recipient acknowledges that any Confidential Information provided by the Discloser to the Recipient shall be used by the Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. The Recipient agrees:

(i)	to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as the Recipient uses in protecting the Recipient’s own confidential and proprietary information;

(ii)	not to use the Confidential Information for any purpose other than those purposes related to this Agreement;

(iii)	not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of the Discloser, other than as set forth in (v) below;

(iv)	to inform third-party recipients of the confidential nature of the Confidential Information; and

(v)	to disclose Confidential Information to the Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of the obligations of these individuals under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by the Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information.

Neither the Discloser nor any of the Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and the Recipient agrees that none of these persons shall have any liability to the Recipient or any of the Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)       The Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of the Discloser. The Recipient agrees that a violation of any material provision of this Agreement may cause the Discloser irreparable injury for which the Discloser would have no adequate remedy at law, and agrees that the Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to the Discloser.

(e)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. The Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, the Recipient shall reasonably cooperate at the Discloser’s expense in defending against any said court or administrative order.

(f)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.       Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.       Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever, shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer, or holder of shares of beneficial interest of the affected Fund shall be personally liable for any of the foregoing liabilities.

18.       Change In the Adviser’s Ownership. The Adviser agrees that the Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to said change being effected.

19.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.       Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly-authorized officers as of the date first above written.

THE ADVISORS’ INNER CIRCLE FUND III,
on behalf of the Fund(s) listed on Schedule A

By:
Name:
Title:

RAYLIANT INVESTMENT RESEARCH

By:
Name:
Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT,

dated [DATE], 2023, between

THE ADVISORS’ INNER CIRCLE FUND III

and

RAYLIANT INVESTMENT RESEARCH

The Trust shall pay to the Adviser, as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each of the Funds in accordance with the following fee schedule:

Fund	Rate
Rayliant Quantamental China Equity ETF	0.60%
Rayliant Quantitative Developed Market Equity ETF	0.65%
Rayliant Quantamental Emerging Market Equity ETF	0.65%

FORM OF PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free at 1-866-898-1688 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking prior proxies, hereby appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above listed Funds (the "Funds") to be held at the offices of SEI Investments at One Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 14, 2023, at 11:00 a.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-898-1688. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on July 14, 2023. The proxy statement for this meeting is available at:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

https://vote.proxyonline.com/aic/docs/rayliant.pdf

FORM OF PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Funds' Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]